June 25, 2020

ALPHAMARK INVESTMENT TRUST

ALPHAMARK LARGE CAP GROWTH FUND

(Ticker: AMLCX)

Supplement to the Prospectus and Statement of Additional Information,

both dated December 20, 2019

This supplement updates certain information contained in the Prospectus and Statement of Additional Information (the “SAI”) for the AlphaMark Large Cap Growth Fund (the “Fund”), a series of the AlphaMark Investment Trust (the “Trust”). You may obtain copies of the Fund’s Prospectus and Statement of Additional Information free of charge online at https://funddocs.filepoint.com/alphamark/, or upon request by calling toll-free 1-866-420-3350. This supplement should be read in conjunction with the original Prospectus and SAI dated December 20, 2019 and retained for future reference. If you have any questions regarding this supplement, please call 1-866-420-3350.

You are receiving this notice because you are a shareholder of the Fund, and to make you aware of certain changes to the Fund that will occur 60 days from June 25, 2020. On June 25, 2020 the Trust filed a post-effective amendment pursuant to Rule 485(a) with the Securities and Exchange Commission. The Trust filed such amendment to make certain changes to the principal investment strategy and to change the name of the Fund. The Board of Trustees has terminated the Fund’s non-fundamental 80% investment policy, to be effective in 60 days with the post-effective amendment filing.

All references in the Prospectus and SAI citing the name of the Fund as the AlphaMark Large Cap Growth Fund should be replaced with the “AlphaMark Fund.”

On page 4 and page 11 of the Fund’s Prospectus, the current language regarding the Fund’s requirement to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in a diversified portfolio of domestic common stocks of large cap companies, is removed.